Dreyfus
California Intermediate
Municipal Bond Fund

SEMIANNUAL REPORT September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                            Dreyfus California Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus California Intermediate Municipal Bond Fund covers the six-month period from April 1, 2001 through September 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus California Intermediate Municipal Bond Fund perform during the period?

For the six-month period ended September 30, 2001, the fund achieved a total return of 3.62% .(1) In comparison, the fund's peer group, as measured by the Lipper California Intermediate Municipal Debt Funds category average, achieved a total return of 3.28% for the same period.(2)

We attribute the fund' s good performance to a favorable environment for municipal bonds. Bonds with intermediate-term maturities provided especially strong returns because of falling short-term interest rates and high levels of demand from individual investors seeking an investment alternative to a declining stock market.

What is the fund's investment approach?

The fund's goal is to seek as high a level of federal and California state tax-exempt income as is consistent with the preservation of capital from a diversified portfolio of municipal bonds from California issuers. We also manage the fund in an effort to achieve a competitive total return.

In managing the fund, we employ two primary strategies. First, we tactically manage the portfolio's average effective duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average effective duration to make cash available for the purchase of new securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average effective duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest total returns, which include both tax-exempt income and price changes over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although we do not manage the fund in anticipation of interest-rate trends, falling interest rates in a weakening economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, the economy had already begun to slow. In an attempt to reverse this trend, the Federal Reserve Board (the "Fed" ) implemented five short-term interest-rate cuts during the reporting period. All told, the Fed reduced short-term interest rates by 2.00 percentage points during the reporting period. In this declining interest-rate environment, municipal bond yields also fell

The California municipal bond market was also influenced by two major economic events during the reporting period. The first was the California energy crisis, which caused prices of California bonds to rise temporarily as credit concerns mounted. The second shock occurred on September 11, when terrorists attacked American targets. This unexpected event accelerated the U.S. economic slowdown. Many investors concerned about a falling stock market, a weak economy and a newly unstable international political situation flocked to high quality, short-term securities, including those from California issuers, causing tax-exempt yields to fall.

Early in the reporting period, we attempted to increase the fund's level of diversification. Although the fund did not hold any bonds issued by the troubled utilities, this strategy was designed to spread the risk of energy crisis-related weakness across a broader range of issuers and securities, including insured and uninsured names. Later in the reporting period, as the market rebounded amid robust demand from individual investors, we sold a number of lower yielding bonds and locked in profits. We redeployed the proceeds into
bonds    with    relatively

defensive characteristics and maturities in the 10- to 15-year range. These bonds were typically purchased at a modest premium to face value and provided higher yields than the securities they replaced.

What is the fund's current strategy?

Our strategy remains: identifying income-producing securities consistent with our efforts to preserve shareholders' capital. Accordingly, we have continued to focus on high quality, intermediate-term bonds that we believe will continue to be subject to robust demand from California residents. In addition, we have recently intensified our focus on credit quality as yield differences have narrowed between highly rated and lower rated bonds.

In the currently troubled economic environment, our security selection strategy emphasizes income-producing securities over those that derive their returns from price changes. Historically, income-oriented securities have tended to hold their value better in uncertain markets. Of course, there is no guarantee of how any investment will perform in the future.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

September 30, 2001 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.7%                                                        Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--83.3%

ABAG Finance Authority, COP (Episcopal Homes Foundation)

   5.25%, 7/1/2010                                                                            3,500,000                3,649,100

Adelanto Public Utility Authority, Revenue

  (Utility Systems Project)

   4.45%, 11/1/2001 (LOC; Union Bank of California)                                           2,375,000                2,379,204

Alameda Corridor Transportation Authority, Revenue

   5.125%, 10/1/2016 (Insured; MBIA)                                                          3,000,000                3,149,010

Alameda County, COP 5.375%, 12/1/2012 (Insured; MBIA)                                         2,000,000                2,247,520

Alta Loma School District

   Zero Coupon,  8/1/2015 (Insured; FGIC)                                                     1,000,000                  521,800

California:

   5.25%, 9/1/2016                                                                            3,000,000                3,153,660

   5.50%, 3/1/2017                                                                            5,990,000                6,433,859

   Veterans 5.35%, 12/1/2016                                                                  2,000,000                2,027,040

California Department of Water Resources, Water Revenue

   (West Central Valley) 5.50%, 12/1/2015                                                     1,500,000                1,648,935

California Health Facilities Financing Authority, Revenue:

   (Casa De  Las Campanasl) 5%, 8/1/2006                                                      1,985,000                2,122,402

   (Downey Community Hospital) 5.625%, 5/15/2008                                              4,450,000                4,568,459

   (Pomona Valley Hospital) 5.375%, 7/1/2009 (Insured; MBIA)                                  3,240,000                3,574,076

   (Saint Francis Memorial Hospital) 5.75%, 11/1/2003                                         1,130,000                1,209,190

California Housing Finance Agency, Revenue:

   6%, 8/1/2010 (Insured; AMBAC)                                                              1,160,000                1,250,062

   (Single Family Mortgage):

      5.80%, 8/1/2003                                                                           685,000                  721,428

      5.95%, 8/1/2014 (Insured; MBIA)                                                         3,000,000                3,180,810

California Public Works Board, LR

   (Secretary of State) 6.10%, 12/1/2004 (Insured; AMBAC)                                     4,100,000                4,515,330

California Statewide Community Development Authority:

  Apartment Development Revenue

    (Irvine Apartment Communities):

         5.05%, 5/15/2008                                                                     2,000,000                2,022,340

         5.10%, 5/15/2010                                                                     2,000,000                2,047,580

   COP, Revenue

      (Huntington Memorial Hospital) 5.50%, 7/1/2010                                          4,000,000                4,344,560

   MFHR (Equity Residential) 5.20%, 12/1/2029                                                 2,000,000                2,060,020

Carson Redevelopment Agency (Area No. 1 - Tax Allocation)

   5.50% 10/1/2013 (Insured; MBIA)                                                            1,000,000                1,130,200

East Bay Municipal Utility District, Water System Revenue:

   5.20% 6/1/2008 (Insured; MBIA)                                                             2,000,000                2,111,020

   5.25% 6/1/2015 (Insured; MBIA)                                                             2,000,000                2,136,720



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Escondido Joint Powers Financing Authority, LR

  (California Center for the Arts)

   5.90% 9/1/2010 (Insured; AMBAC)                                                            3,440,000                3,758,888

Foothill, Eastern Transportation Corridor Agency

  Toll Road Revenue:

      5.25%, 1/15/2012 (Insured; MBIA)                                                        4,550,000                4,989,166

      Zero Coupon, 1/1/2010                                                                   2,500,000  (a)           2,504,550

      Zero Coupon, 1/1/2013 (Prerefunded 1/1/2010)                                            2,000,000  (a),(b)       2,040,480

Livermore - Amador Valley Water Management Agency

  Sewer Revenue

   5.25%, 8/1/2014 (Insured; AMBAC)                                                           3,200,000                3,448,320

Los Angeles City, Revenue (Harbor Department)

   6%, 8/1/2014                                                                               6,500,000                7,100,860

Los Angeles County Metropolitan

  Transportation Commission, Sales Tax Revenue

   5.50%, 7/1/2007                                                                            2,850,000                3,007,634

Los Angeles Community College District:

   5.50%, 8/1/2015 (Insured; MBIA)                                                            2,000,000                2,193,340

   5.50%, 8/1/2016 (Insured; MBIA)                                                            1,845,000                2,009,426

Los Angeles Department of Water & Power,

  Electric Plant Revenue:

      5.70% 9/1/2011 (Insured; FGIC)                                                            305,000                  330,583

      5.70% 9/1/2011 (Insured; FGIC)                                                          2,905,000                3,124,124

      5.70% 9/1/2011 (Insured; FGIC)                                                            290,000                  313,012

Metropolitan Water District of Southern California,

  Waterworks Revenue

   5.25%, 3/1/2015                                                                            3,000,000                3,217,770

Midpeninsula Regional Open Space

  District Financing Authority, Revenue

   Zero Coupon, 9/1/2015 (Insured; AMBAC)                                                     2,825,000                1,470,328

Orange County, COP 5.70, 7/1/2010 (Insured; MBIA)                                             6,445,000                7,079,897

Orange County Public Financing Authority,

  Waste Management Systems Revenue

   5.25%, 12/1/2004 (Insured; AMBAC)                                                          4,280,000                4,584,822

Port Oakland, Revenue:

   Port 6.10%, 11/1/2003 (Insured; MBIA)                                                      1,245,000                1,315,604

   Special Facilities (Mitsui O.S.K. Lines, Ltd.)

      6.40%, 1/1/2003 (LOC; Industrial Bank of Japan)                                         1,000,000                1,042,820

Rancho Water District 5.50%, 8/1/2008                                                         1,670,000                1,868,880

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Sacramento County

  (Community Facilities District Number 1):

      5.20%, 12/1/2007                                                                        1,115,000                1,176,336

      5.40%, 12/1/2009                                                                        1,230,000                1,306,924

Sacramento County Sanitation District

  Financing Authority, Revenue

   5.50%, 12/1/2014                                                                           4,000,000                4,414,800

Sacramento Municipal Utilities District, Electric Revenue

   9.245%, 11/15/2015                                                                         2,000,000  (c,d)         2,232,500

San Diego County, COP (Burnham Institute)

   5.70%, 9/1/2011                                                                              800,000                  853,712

San Francisco City and County Airports Commission:

  International Airport Revenue

      6.20%, 5/1/2015 (Insured; FGIC)                                                         1,325,000                1,425,819

      (Special Facilities Lease - SFO Fuel)

         5.25%, 1/1/2008 (Insured; AMBAC)                                                     2,575,000                2,783,318

San Francisco City and County Public Utilities Commission,

  Commission Water Revenue

   5%, 11/1/2016 (Insured; FSA)                                                               2,000,000                2,082,780

San Mateo Redevelopment Agency (Tax Allocation)

   5.10%, 8/1/2014                                                                            1,835,000                1,909,061

Santa Clara Unified School District

   5.50%, 7/1/2016                                                                            1,870,000                2,034,373

South Placer Wastewater Authority, Wastewater Revenue

   5.50%, 11/1/2015 (Insured; FGIC)                                                           1,000,000                1,097,450

Southern California Rapid Transit District, Revenue

  (Special Benefit Assessment District)

   5.75%, 9/1/2005 (Insured; AMBAC)                                                           6,750,000                7,459,965

Stockton Health Facilities Authority, Revenue

  (Dameron Hospital):

      5.10%, 12/1/2006                                                                        1,305,000                1,343,497

      5.20%, 12/1/2007                                                                        1,300,000                1,341,353

Tobacco Securitization Authority, Tobacco Settlement Revenue

   4.375%, 6/1/2021                                                                           3,250,000                3,254,908

Tri-City Hospital District, Revenue 5.375%, 2/15/2007                                         2,500,000                2,747,900

U.S. RELATED--15.4%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013                                                                            1,000,000                1,083,180

   5.75%, 7/1/2014                                                                            3,000,000                3,236,070

Guam, LOR (Infrastructure Improvement)

   5.25%, 11/1/2009 (Insured; AMBAC)                                                          1,210,000                1,324,853


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Commonwealth, Public Improvement:

   5%, 7/1/2004                                                                               1,350,000                1,433,606

   5%, 7/1/2005                                                                               2,500,000                2,682,325

   5.75%, 7/1/2008 (Insured; MBIA)                                                            2,000,000                2,264,120

   5.50%, 7/1/2013 (Insured; FSA)                                                             2,000,000                2,250,060

   5.25%, 7/1/2014 (Insured; FSA)                                                             2,000,000                2,196,300

Puerto Rico Electric Power Authority, Power Revenue

   5.75%, 7/1/2016 (Insured FSA)                                                              2,000,000                2,213,380

Puerto Rico Highway

   6.25%, 7/1/2016                                                                            3,000,000                3,584,850

Puerto Rico Industrial Tourist Educational Medical and Environmental

  Control Facilities Financing Authority, Industrial Revenue

  (Guaynabo Warehouse)

   4.35%, 7/1/2006                                                                            1,170,000                1,188,287

Puerto Rico Municipal Finance Agency

   5.50%, 7/1/2017 (Insured; FSA)                                                             1,000,000                1,059,940

Virgin Island Public Finance Authority, Revenue:

   5.625%, 10/1/2010                                                                          2,000,000                2,162,820

   5.875%, 10/1/2018                                                                          1,000,000                1,002,760

Virgin Island Water and Power Authority, Electric Systems

   5.125%, 7/1/2011                                                                           1,000,000                1,054,470
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $173,449,318)                                                             98.7%              183,806,546

CASH AND RECEIVABLES (NET)                                                                         1.3%                2,378,026

NET ASSETS                                                                                       100.0%              186,184,572



                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                          Company

FSA                       Financial Security Assurance

LOC                       Letter of Credit

LOR                       Limited Obligation Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              58.3

AA                               Aa                              AA                                               19.5

A                                A                               A                                                 9.9

BBB                              Baa                             BBB                                               8.4

F1+, F-1                         MIG1, VMG1 & P1                 SP1, A1                                           1.3

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      2.6

                                                                                                                 100.0

(A)  ZERO COUPON UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED COUPON BECOMES
     EFFECTIVE UNTIL MATURITY.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT SEPTEMBER 30, 2001,  THIS
     SECURITY AMOUNTED TO $2,232,500 OR 1.2% OF THE NET ASSETS.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           173,449,318   183,806,546

Cash                                                                    308,728

Interest receivable                                                   2,221,318

Prepaid expenses                                                          6,702

                                                                    186,343,294
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           123,384

Accrued expenses and other liabilities                                   35,338

                                                                        158,722
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      186,184,572
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     177,325,040

Accumulated undistributed investment income--net                         74,910

Accumulated net realized gain (loss) on investments                  (1,572,606

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           10,357,228
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     186,184,572
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     13,132,969

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          14.18

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,594,019

EXPENSES:

Management fee--Note 3(a)                                              546,315

Shareholder servicing costs--Note 3(b)                                  95,277

Professional fees                                                       17,390

Prospectus and shareholders' reports                                    11,754

Custodian fees                                                          10,618

Registration fees                                                        5,442

Trustees' fees and expenses--Note 3(c)                                   4,704

Loan commitment fees--Note 2                                               718

Miscellaneous                                                            7,141

TOTAL EXPENSES                                                         699,359

INVESTMENT INCOME--NET                                               3,894,660
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                878,940

Net unrealized appreciation (depreciation) on investments            1,893,771

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,772,711

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,667,371

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2001           Year Ended
                                              (Unaudited)       March 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,894,660            7,544,835

Net realized gain (loss) on investments           878,940              570,591

Net unrealized appreciation (depreciation)
   on investments                               1,893,771            6,802,551

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,667,371           14,917,977
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,893,659)          (7,524,354)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  13,513,520          25,814,909

Dividends reinvested                            2,829,637           5,470,452

Cost of shares redeemed                       (12,625,394)        (33,692,364)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             3,717,763          (2,407,003)

TOTAL INCREASE (DECREASE) IN NET ASSETS         6,491,475           4,986,620
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           179,693,097          174,706,477

END OF PERIOD                                 186,184,572          179,693,097

Undistributed investment income--net               74,910               20,481
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       972,832            1,896,838

Shares issued for dividends reinvested            202,602              400,746

Shares redeemed                                  (905,450)          (2,477,081)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     269,984            (179,497)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                   Six Months Ended
               September 30, 2001(a)  Year Ended March 31,
                                     -------------------------------------------

                                               (Unaudited)          2001         2000           1999          1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.97         13.40        13.99          13.82          13.27         13.27

Investment Operations:

Investment income--net                                 .30           .58          .58            .58            .59           .60

Net realized and unrealized
   gain (loss) on investments                          .21           .57         (.59)           .17            .55           .00(b

Total from Investment Operations                       .51          1.15         (.01)           .75           1.14           .60

Distributions:

Dividends from investment
   income--net                                        (.30)         (.58)        (.58)          (.58)          (.59)         (.60)

Net asset value, end of period                       14.18         13.97        13.40          13.99          13.82         13.27
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.62(c)       8.79          .02           5.55           8.77          4.60
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .77(d)        .76          .79            .80            .79           .78

Ratio of net investment income
   to average net assets                              4.28(d)       4.28         4.32           4.19           4.35          4.48

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                              --           .00(e)       .00(e)         .02            .01           .04

Portfolio Turnover Rate                              11.70(c)      31.35        19.38          26.29          44.77         35.79
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     186,185       179,693      174,706        202,436        202,997       210,790

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED  SEPTEMBER 30, 2001 WAS TO INCREASE NET INVESTMENT  INCOME
     PER SHARE BY $.00,  DECREASE  NET REALIZED  AND  UNREALIZED  GAIN (LOSS) ON
     INVESTMENTS  PER SHARE BY $.00 AND  DECREASE  THE  RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  4.30% TO 4.28%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO APRIL 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

(E)  AMNOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the
public    without    a    sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,723 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $2,453,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. If not applied, $1,732,000 of the carryover expires in fiscal 2004 and $721,000 expires
in    fiscal    2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2001, the fund was charged $49,006 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $23,815 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended September 30, 2001, redemption fees charged and retained by the fund amounted to $140.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $22,275,971 and $21,078,864, respectively.


At September 30, 2001, accumulated net unrealized appreciation on investments was $10,357,228, consisting of $10,364,348 gross unrealized appreciation and $7,120 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to April 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $53,428 increase in accumulated undistributed investment income-net and a corresponding $53,428 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on September 30, 2001.

The effect of this change for the period ended September 30, 2001 was to decrease net investment income by $20,294, increase net unrealized appreciation (depreciation) by $46,307 and decrease net realized gains (losses) by $26,013.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES


                        For More Information

                        Dreyfus California Intermediate Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to  info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  902SA0901